Delivering the Power of Sight Investor Presentation March 2022 ™

1 Forward Looking Statements This presentation, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this presentation or during the earnings call that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. Forward-looking statements include information concerning possible or assumed future results of operations, including descriptions of our business plan and strategies. These statements often include words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” and other similar expressions. We base these forward-looking statements on our current expectations, plans and assumptions that we have made in light of our experience in the industry, as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances at such time. Although we believe that these forward-looking statements are based on reasonable assumptions at the time they are made, you should be aware that many factors could affect our business, results of operations and financial condition and could cause actual results to differ materially from those expressed in the forward-looking statements. These statements are not guarantees of future performance or results. The forward-looking statements are subject to and involve risks, uncertainties and assumptions, and you should not place undue reliance on these forward-looking statements. These forward-looking statements include, but are not limited to, statements concerning the following: estimates of our total addressable market, future revenue, expenses, capital requirements, and our needs for additional financing; our ability to enter into and compete in new markets; execution of our market strategies; the impact of the COVID-19 pandemic on our business, our customers’ and suppliers’ businesses and the general economy; our ability to compete effectively with existing competitors and new market entrants; our ability to scale our infrastructure; our ability to develop and commercialize our product pipeline; our ability to manage and grow our business by expanding our sales to existing customers or introducing our products to new customers; our ability to establish and maintain intellectual property protection for our products or avoid claims of infringement; potential effects of extensive government regulation; our abilities to obtain and maintain regulatory approvals and clearances for our products that support our business strategies and growth; our ability to successfully execute our clinical trial roadmap our ability to obtain and maintain sufficient reimbursement for our products; our abilities to protect and scale our intellectual property portfolio; our ability to hire and retain key personnel; our ability to obtain financing in future offerings; the volatility of the trading price of our common stock; our expectation regarding the time during which we will be an emerging growth company under the Jumpstart Our Business Startups Act (the “JOBS Act”); and our ability to maintain proper and effective internal controls and the other important factors discussed under the caption “Risk Factors” in our filings with the U.S. Securities and Exchange Commission, as may be updated from time to time in subsequent filings. These cautionary statements should not be construed by you to be exhaustive and are made only as of the date of this press release. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. Certain information contained in this presentation relates to, or is based on, studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While the Company believes these third-party sources to be reliable, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while the Company believes its own estimates and research are reliable, such estimates and research have not been verified by any independent source. We have proprietary rights to trademarks, trade names and service marks appearing in this presentation that are important to our business. Solely for convenience, the trademarks, trade names and service marks may appear in this presentation without the ® and ™ symbols, but any such references are not intended to indicate, in any way, that we forgo or will not assert, to the fullest extent under applicable law, our rights or the rights of the applicable licensors to these trademarks, trade names and service marks. All trademarks, trade names and service marks appearing in this presentation are the property of their respective owners. We do not intend our use or display of other parties’ trademarks, trade names or service marks to imply, and such use or display should not be construed to imply, a relationship with, or endorsement or sponsorship of us by, these other parties. Without limitation, SIGHT SCIENCES™, OMNI®, and TEARCARE® are trademarks of Sight Sciences, Inc. in the United States and other countries.

2 Transform Ophthalmology and Optometry through products that target the underlying causes of the world’s most prevalent eye diseases Establish new treatment paradigms and create an interventional mindset in Eyecare to replace conventional outdated approaches Our Mission

3 Four fundamental requirements to deliver consistent, effective and safe outcomes for patients Our Product Development Process Comprehensive Understanding of Disease Physiology Analyze available clinical data, science and literature to achieve sound understanding of disease Address the Underlying Causes Developing and marketing products designed to restore natural functionality of diseased eyes for optimal combination of effectiveness and safety Intuitive Design Innovate with intuitive, minimally invasive, user-friendly “go to” solutions and procedures for eyecare providers (ECPs) Patient Access Maximize availability and accessibility of solutions to patients with a data-driven approach and clinical rigor

4 Developing and Commercializing Broad Portfolio of Products to Treat Glaucoma and Dry Eye Disease Large, unmet market need Differentiated, innovative, intuitive design Robust clinical data Maximized patient access Comprehensive IP protection Demonstrated growth & strong financial profile

Micro-invasive Glaucoma Surgery (MIGS) in POAG Launched in February 2018 Wearable eyelid treatment for adult patients with evaporative DED due to MGD3 Controlled release in April 2019 U.S. TAM1 of 2021 Revenue $6Bn 95% >85k OMNI® cases performed to date2 U.S. TAM1 of 2021 Revenue $10Bn 5% >15k TearCare® cases performed to date2 Company estimate for 2020 As of December 31, 2021 FDA 510k to expand indication for use cleared December 2021 Unlocking the Standalone MIGS Market Expanding Patient Access 5 Products Designed to Define Categories

6

Strategic Value Creation Initiatives

OMNI SURGICAL SYSTEM

Expand Presence in Established Combination Cataract MIGS Segment in POAG

- Continue gaining adoption among existing base of >5,000 MIGS-trained surgeons
- Continue taking share by leveraging the ability of OMNI® to address all three points of potential resistance in the conventional outflow pathway
- Compelling growth opportunity: $1BN Combination Cataract segment is ~1/3 penetrated
- Combination Cataract clinical trials

Develop and Grow Underserved Standalone MIGS Segment in POAG

- Significant untapped opportunity in 5x larger Standalone MIGS segment
- Expand use by existing OMNI-trained surgeons from Combination Cataract cases to Standalone cases
- Educate primary care ophthalmologists and optometrists, who typically first diagnose and treat POAG, that a mild-to-moderate Standalone MIGS procedure is available and help connect with local OMNI-trained surgeons
- Standalone clinical trials

TearCare System

Develop Market Access for TearCare® Procedures

- Long term strategy with multiple complementary elements
- SAHARA RCT versus Restasis® – designed with input from eight payor medical directors to demonstrate effectiveness and durability
- Real-world claims submissions
- **December 2021 FDA clearance** expanded indication for use; plan to seek further IFU expansions in the future
- Convert existing Category III CPT code (0563T) to permanent Category I code

Primary Open-Angle Glaucoma (POAG) ™

Glaucoma is world’s leading cause of irreversible blindness POAG is the most prevalent form of glaucoma No cure and progressive Steadily growing patient base Improving diagnostics Aging populations Demographic shifts Growth of comorbidities such as diabetes, heart disease and high blood pressure In POAG, aqueous humor builds up in the anterior chamber of the eye 4.1 million U.S. sufferers 3.4 million U.S. diagnosed 60 million WW sufferers POAG prevalence Resultant tension can interfere with blood supply to the optic nerve, leading to optic nerve cell death and irreversible vision loss Elevated intraocular pressure (IOP) is one of the greatest and the only controllable risk factor of POAG Primary Open-Angle Glaucoma: A Large, Growing Market 7

8 Current Global POAG Treatment Market Rx medications currently have the supermajority of treatment share (estimated >80%) Conventional surgery has been a last line therapy MIGS are transforming POAG treatment, but still well underpenetrated (estimated <10%) Fastest growing treatment segment (25%-37% est. W.W. 2020-2025 CAGR) Growth driven by fast recovery times, attractive safety profile, low rate of side effects Disproportionately performed in combination with cataract surgery today since trabecular bypass stents (which are only indicated for use in combination with cataract surgery in the U.S.) were first MIGS entrants Our definition of MIGS = minimally invasive glaucoma procedures utilizing an ab interno approach though a single, clear corneal microincision

9 U.S. MIGS Total Addressable Market 4.2 million people U.S. population with POAG and PEX (pseudoexfoliation glaucoma) 3.5 million people U.S. population diagnosed with POAG and PEX 3.4 million people U.S. population diagnosed with POAG 6.2 million eyes with POAG in the U.S. ~$6 billion U.S. TAM for POAG Assumes average 2021 ASP for MIGS devices Assumes 80% bilateral prevalence (1.8x multiplier) PEX estimated to account for 0-6% of combined POAG / PEX glaucoma (assumes 3% midpoint) Enormous market development opportunity 2020 U.S. surgical glaucoma device manufacturer revenues only ~$350 million

10

POAG Treatment Paradigm

OMNI® is designed to expand MIGS reach and impact and enable a new interventional treatment paradigm


MIGS
STANDALONE (>85%[1] of POAG)
COMBINATION CATARACT (<15%[1])
OMNI
SURGICAL SYSTEM
TRABECULAR BYPASS STENTS
ALTERNATIVE BYPASS STENTS
MILD (~40%)[1]
MODERATE (~40%)[1]
ADVANCED (~20%)[1]
CONVENTIONAL TREATMENTS
PRESCRIPTION MEDICATIONS
LASER TRABECULOPLASTY
CONVENTIONAL SURGERY

1. Represents estimated % of U.S. POAG patients

Combination Cataract (<15% of POAG eyes) Concurrent MIGS and cataract procedure Benefits from inherent IOP-lowering effect of cataract surgery First-mover trabecular bypass stents are only authorized for use in Combination Cataract cases Has skewed MIGS towards this segment Standalone (>85% of POAG eyes) Large, underdeveloped and underpenetrated MIGS procedure the primary reason for patient to be brought into the OR Standalone adoption and growth require strong and highly consistent effectiveness, particularly without the benefit of concurrent cataract surgery 11 “Standalone” = Extending MIGS to All POAG >85% Eyes Treated in 2019 Total U.S. eyes diagnosed with POAG 6,156,000 Estimated eyes receiving cataract surgery which also had glaucoma / ocular hypertension 774,000 Eyes in potential U.S. Standalone market 5,382,000 - =

12

OMNI® Addresses the 3 Primary Points of Resistance

We believe OMNI is singularly well-suited among MIGS devices to comprehensively address **all 3 primary points** of resistance in the conventional outflow pathway

Canaloplasty using OMNI expands and dilates **Schlemm's canal and collector channels**

Trabeculotomy using OMNI unroofs the **trabecular meshwork**


1
TRABECULAR MESHWORK
2
SCHLEMM'S CANAL
3
DISTAL COLLECTO R CHANNELS

	① TRABECULA R MESHWORK	② SCHLEMM'S CANAL	③ COLLECTOR CHANNELS
Trabecular Bypass Stents	✓		
Canaloplasty Only		✓	✓
Trabeculotomy Only	✓		
OMNI	✓	✓	✓

We believe (i) there is NO diagnostic to determine where the resistance is in the conventional outflow pathway and (ii) OMNI® is singularly well-suited to address all 3 primary points of resistance

13

OMNI®: Cleared for Use in a Revolutionary MIGS Procedure in All Adult Patients with POAG

Device Cleared for Use in an Efficient, Titratable Approach to Two Proven, Effective Procedures

Conventional *ab externo* canaloplasty and trabeculotomy procedures are effective, but invasive (require deep scleral incisions) and associated with complications and longer recovery times

OMNI enables two sequential, ***ab interno*** MIGS procedures in adults with POAG – intuitive, minimally invasive, performed through a single clear corneal microincision, and each titratable up to 360°


Cannula Tip
Schlemm's Canal
Trabecular Meshwork
Clear Corneal Microincision
Microcatheter
Collector Channels
Microcatheter
Schlemm's Canal
Cannula Tip
Trabecular Meshwork
Clear Corneal Microincision
Collector Channels

Canaloplasty using OMNI

Trabeculotomy using OMNI

14

OMNI® is Titratable to All 6 MIGS Categories in POAG


Combination
Cataract MIGS
<15%[1]

	Mild Disease (40%)[1]	Moderate Disease (40%)[1]	Advanced Disease (20%)[1]
Combination Cataract MIGS	360° Canaloplasty[2]	360° Canaloplasty 90° - 180° Trab	360° Canaloplasty 180° - 360° Trab
Standalone MIGS	360° Canaloplasty 90° - 180° Trab	360° Canaloplasty 180° Trab	360° Canaloplasty 360° Trab


Standalone
MIGS
>85%[1]

Primary Distinguishing Treatment Requirements for MIGS Procedures:

- Low Risk of Hyphema
- Consistency of Efficacy
- Degree of Efficacy

1. Represents estimated % of U.S. POAG TAM
2. The FDA granted an investigational device exemption authorizing our PRECISION RCT to assess the safety and effectiveness of a canaloplasty alone procedure in conjunction with cataract surgery

15 FDA-Cleared IFU of OMNI® Supports Strong Market Positioning March 2021 Indication for Use “For canaloplasty (microcatheterization and transluminal viscodilation of Schlemm's canal) followed by trabeculotomy (cutting of trabecular meshwork) to reduce intraocular pressure (IOP) in adult patients with primary open–angle glaucoma” OMNI is the only device cleared by the FDA based on clinical data using an ab interno approach that can: Reduce IOP in adult patients with POAG across the spectrum of disease severity Reduce IOP in adult patients with POAG across the spectrum of disease severity Be used in Mild-to-Moderate Combination Cataract or Standalone procedures Access 360 degrees of the diseased conventional outflow pathway through a single clear corneal microincision Comprehensively address all three points of resistance in the conventional outflow pathway in a single outpatient visit

16

OMNI Commercial Strategy

Unique go-to-market strategy to serve entire >$6B MIGS Market



Standalone Procedures (>$5B potential U.S. market)
Combination Cataract Procedures (~$1B potential U.S. market)
Activation
Auditing
Adoption/ Advocacy
Expansion
Adoption/ Advocacy
Weeks 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19
The MIGS Surgeon's Journey

START: activate new accounts with MIGS-trained surgeons; first OMNI CC procedures

GROW: train and support with exceptional customer experience; gain skill and confidence in efficacy and consistency of OMNI

EXPAND: fully confident in efficacy and skill to perform cases in CC and Standalone OMNI procedures; actively identifying Standalone patients and expanding use case within cleared indication

Commercial team structured to unlock Standalone segment

- ***Surgical Sales Representatives***: territory-based account coverage in U.S./OUS
- ***Strategic Account Managers***: teaching institutions, government
- ***Glaucoma Clinical Consultants* (expanded team after 2021 beta test)**: educate POAG primary care providers about Standalone MIGS

Significant commercial team expansion in 2022

17 ROMEO data (published) and single surgeon data sets report consistent IOP reduction in real-world settings Pooled data from 4 studies in 5 peer-reviewed publications Observed lower IOP in 98 of 103 patients (95%) Observed ≥20% decrease in IOP in 77 of 103 patients (75%) For all eyes where preoperative IOP was ≥15 mmHg, observed lower IOP in 94 of 96 (98%) Pooled OMNI® Data Across Multiple Clinical Studies: Consistent IOP Reduction Consistency is critical for Standalone market development as OMNI procedure would be the sole purpose of patient’s operating room visit IOP INCREASE IOP DECREASE 20% DECREASE Postoperative Target IOP

18

OMNI® Robust Clinical Roadmap

MIGS Clinical Program

ROMEO (Completed)	GEMINI (Completed)	8 Ongoing and Planned Trials	Goals
• 12-month multi-center retrospective real world study • **Elevated baseline IOP group**: significant reduction in IOP and medications • **Controlled baseline IOP group**: IOP controlled, significant reduction in medications • Compelling and consistent data supported broad FDA cleared indication	• 12-month multi-center prospective, historic controlled • N=150, Mild-to-Moderate, Combination Cataract • 12-month follow up complete • Diurnal IOP article published 3Q2021, two more articles expected 1H2022	★ **Includes three RCTs: TRIDENT, PRECISION and JAEGER** • Prospective and real-world study designs • Plan to include over 1,500 subjects • Standalone and Combination Cataract • U.S. and Europe	• Drive competitive differentiation and bolster marketing campaigns • Establish OMNI as MIGS standard of care in POAG • Support reimbursement and coverage • Seek FDA clearance of expanded IFU (canaloplasty alone) • Support Standalone market development • Support OUS commercial efforts

19 Recent and Upcoming OMNI® Clinical Milestones 16 presentations planned for Ophthalmic Congresses in 2022; Active investigator initiated trial (IIT) program 2021 Q3 TREY: study initiated GEMINI 2.0: study initiated ORION 2.0: study initiated GEMINI: diurnal IOP published in Clinical Ophthalmology 2021Q4 / 2022 Q1 PRECISION: IDE approved by FDA TRIDENT: first patient treated GEMINI: OMNI procedures in Hispanic eyes published in Clinical Ophthalmology 2022 2Q Plan PRECISION: first patient enrollment GEMINI: 12-month results in Clinical Ophthalmology 2022 2H Plan TREY: OMNI in patients with history of canal implants in JCRS ROMEO II: in Ophthalmology Glaucoma JAEGER: study initiation

20 OMNI® Clinical Timeline Note: Clinical trials, including their design, endpoints and timing, are subject to change at the Company’s discretion. Initial results may include preliminary data and interim analyses that are subject to change.

21

CMS Final Payment Rules 2022 vs. 2021



Medicare Professional Fees
Routine Cataract (66984)
Canaloplasty (66174)
Canal Implant CC (66991)
Canaloplasty CC (66174 + 50% 66984)
Δ Canaloplasty CC > Canal Implant CC
$ 548
$ 545
$ 948
$ 761
$ 899
$ 683
$ 1,222
$ 1,033
$ 322
$ 350
$ -
$ 500
$ 1,000
$ 1,500
2022
2021



Medicare ASC Reimbursement
Routine Cataract (66984)
Canaloplasty (66174)
Canal Implant CC (66991)
Canaloplasty CC (66174 + 50% 66984)
Δ Canal Implant CC > Canaloplasty CC
$ 1,039
$1,062
$ 1,872
$1,917
$ 3,346
$3,245
$ 2,392
$2,448
$ 954
$797
$ -
$ 1,000
$ 2,000
$ 3,000
$ 4,000
2022
2021

- Professional fees for Canaloplasty and Canal Implant Combination Cataract were reduced
- Canaloplasty maintains $350 advantage over Canal Implants in Combination Cataract setting
- Standalone Canaloplasty fee $216 higher than Routine Cataract

Note: 66991 is a new code effective 1/1/22. The estimated 2021 fees are based on representative carrier pricing for 0191T plus 50% of 66984.

- ASCs account for ~80% of MIGS volume
- Reimbursement for Canaloplasty improved relative to canal implants for Combination Cataract procedures
- Canaloplasty reimbursement higher than cataract
- Seeking more appropriate and accurate reimbursement for Canaloplasty with support of major professional societies

Note: 66991 is a new code effective 1/1/22. The estimated 2021 fees are based on 2021 fees for 0191T plus 50% of 66984.

Reimbursement for Combination Cataract Canaloplasty Procedures will be more competitive in 2022

INTRODUCED 2022 Estimated Procedure History ~16 YEARS ~90 YEARS Estimated Number of Published Articles 200 0 1,000 0 CANALOPLASTY AB INTERNO TRABECULOTOMY / GONIOTOMY AB INTERNO VISCOCANALOSTOMY MICROGONIOTOMY List of Publications (available upon request) INTRODUCED 2022 22 Overview of Canal Surgery Procedures 22

23 OMNI® Unlocks $6BN U.S. Opportunity for Standalone MIGS in POAG Addresses all three points of resistance in the conventional outflow pathway Substantial and growing body of clinical evidence (favorable results w/ and w/o cataract surgery across multiple clinical trials) Cataract and severity agnostic indication with Category I CPT code Rapid physician adoption and growing utilization Intuitive, comprehensive design While we have gained substantial share in the Combination Cataract segment since launching OMNI in early 2018….. we believe OMNI meets the higher clinical efficacy bar necessary to “unlock” the Standalone MIGS segment

Dry Eye Disease ™

24 New TearCare® IFU Cleared by FDA December 2021 December 2021 Indication for Use “For the application of localized heat therapy in adult patients with evaporative DED due to MGD, when used in conjunction with manual expression of the meibomian glands” Considerable benefits from expanded indication for use Reduce IOP in adult patients with POAG across the spectrum of disease severity Key step toward achieving ultimate IFU goal: treat signs and symptoms of DED due to MGD Significant improvement over prior “tool” claim backed by robust clinical data; specifically mentions heat therapy and manual expression Enhances promotional capabilities: marketing collateral and sales reps can now explicitly address all key attributes of the TearCare System Allows patients and ECPs to have more intuitive understanding of the TearCare System’s ability to treat DED due to MGD Supported by favorable safety and efficacy data from our OLYMPIA RCT

25 Dry Eye Disease and Meibomian Gland Dysfunction MEIBOMIAN GLANDS Dry Eye Disease (DED) can be extremely painful and can lead to permanent cornea damage and vision impairment MGD is present in the vast majority of diagnosed dry eye cases Clogged glands prevent meibum, an oily secretion that protects tears from premature evaporation, from reaching the tear MGD is linked to many prominent demographic, medical and sociological trends #1 Reason to visit ECP 86% of DED caused by MGD 739 million affected W.W. 38 million affected in U.S. (17 million diagnosed)

26 MGD Market Opportunity $10B potential U.S. evaporative DED / MGD market is vastly underserved 2019 U.S. treatment spend was ~$2 billion with <$100 million for DED procedures Substantial current treatment limitations Historically, limited focus on MGD Aqueous deficiency and inflammation were synonymous with DED Limited patient access (no meaningful reimbursement for MGD procedures) OTC eyedrops lubricate, Rx eyedrops address inflammation or tear production; neither can clear obstructed meibomian glands 2019 Dry Eye Market Revenue ($MM)

27

Our Solution: TearCare®

The Only Open-Eye Heat + Expression device designed to melt + remove meibomian gland obstructions

Expanded Indication for Use

- FDA clearance received December 2021
- Localized heat therapy for adult patients with evaporative DED due to MGD when used in conjunction with manual clearance of meibomian glands

Intelligent Therapeutic Heat

- In patients with MGD, meibum hardens within the meibomian glands and forms obstructions
- TearCare delivers software and sensor-controlled, precise (41° C at the inner eyelid) and consistent (15 minutes) heat that has been clinically proven to melt gland obstructions
- Enables manual gland clearance by an ECP

Intuitive Design

- Designed for Intuitive provider training and comfortable patient experience
- SmartLids™ are designed to conform to variable eyelid anatomy and heat glands to a proven temperature to "prime" meibum through natural blinking




TearCare
TearCare
TearCare
TearCare

28

Support Patient Access Strategy with Expanded Label and RCT Clinical Data vs. Rx

Clinical and real-world data intended to support coverage, coding and payment

Payor research: conducted eight 1:1s with medical directors from national and regional payors for feedback on our clinical programs (e.g., endpoints, value, messaging, pricing strategy) to drive patient access

Key Learnings:

1. Expand indications for use – ultimate IFU goal: "treat the signs and symptoms of evaporative DED due to MGD"
2. Conduct SAHARA RCT, designed to provide key clinical data to support potential reimbursement decisions by third-party payors
3. Utilize real-world prior authorization and claims data to demonstrate to payors the perceived value of TearCare®
4. Convert temporary Category III CPT code for TearCare to a permanent Category I CPT code


1. Expand Indication
2. SAHARA
Broad Patient Access
3. Real -world Claims
4. Category I Code

Goal: broad coverage and appropriate payment from private payors and Medicare for treating DED due to MGD

29

TearCare® Clinical Program Summary

Clinical trials designed with specific end goals in mind

Head-to-head versus MGD device (LipiFlow®)

- Objective: To study effectiveness and safety of the TearCare System compared to LipiFlow in reducing the signs and symptoms of DED
- Prospective multi-center (10 sites), randomized controlled, masked
- 135 total subjects
- **Completed with favorable results:**
  - **Primary endpoint of non-inferiority met and no statistically significant differences between TearCare and LipiFlow observed**
  - **A single use of TearCare successfully reduced signs and symptoms of DED w/in 2 weeks**
  - **In a post-hoc analysis, a significantly greater proportion of patients in the TearCare group showed improvements in at least one OSDI category from baseline compared to LipiFlow**

OLYMPIA RCT (Completed)

Head-to-head vs. market leading DED Rx eyedrop

- Enrollment ongoing
- 24-month study period (n = 300)
- Designed with input from 8 payor medical directors with goal of driving reimbursement and coverage

SAHARA RCT (Ongoing)

Real-world evidence program

- Evaluate effect of TearCare treatments on patients previously treated with Restasis® or Xiidra®
- Multi-center U.S. study, n = 300

RESTORE (Planning Phase)

30

TearCare® Clinical Milestones & Timeline

2021 1H

- SAHARA: first patient, first visit

2021 2H

- OLYMPIA: results in *Cornea*

2022 1H Plan

- RESTORE: initiation planned
- OLYMPIA: symptom post-hoc results in *Ocular Surface*

2022 2H Plan

- SAHARA: 1-month results available
- RESTORE: 3-month results available
- IIT articles in *Cornea* and *Optometry & Vision Science*

		2022		2023		2024		2025	
Name	Description	1H	2H	1H	2H	1H	2H	1H	2H
SAHARA	NCT04795752: Prospective, Randomized, Masked, Controlled Trial To Evaluate The Safety And Effectiveness Of The TearCare® System In The Treatment Of The Signs And Symptoms Of Dry Eye Disease. Control group will self-administer Restasis® for six months then receive one TearCare treatment		Initial results available (1-month data)	Initial results available (6-month data)			Initial results available (12-month data)		Initial results available (24-month data)
RESTORE	Evaluate the safety and effectiveness of TearCare® to treat the signs and symptoms of DED in patients previously treated with Restasis® or Xiidra®	Initiation planned	Initial results available (3-month data)						

Note: Clinical trials, including their design, endpoints and timing, are subject to change at the Company's discretion. Initial results may include preliminary data and interim analyses that are subject to change.

10 presentations planned for Ophthalmic Congresses in 2022; Active IIT program

31

TearCare® Controlled Release

Overview

- Executing a **controlled release** of TearCare with ~10 direct outside sales reps since April 2019 (expanded to ~15 in late Q4 2021)
- Successful patient-pay adoption
  - Over **550 facilities** added (through 12/31/21)
  - Sizable base of steady reordering accounts
- Messaging focused on **personalized, open-eye application of intelligent phase transition heat** through user-friendly technology


TearCare


TearCare

Strategy

1. Establish market appropriate pricing programs consistent with strong RVU analysis
2. Increase market awareness of MGD and product differentiation of the TearCare System
3. Provide customers with reimbursement resources to support coverage / payment
4. Partner with practices willing to advocate to health plans on behalf of MGD patients seeking access to the TearCare System
5. Secure optimal payor coverage and appropriate payment for the TearCare System through partnerships with relevant societies, KOLs and other stakeholders

26 New Product Overview ™

Our product development initiatives further leverage: An unparalleled clinical understanding of the underlying causes of glaucoma & dry eye A differentiated and efficient development process Ongoing and substantial investment in specialized Sales, Marketing, Clinical and Market Access resources that are developing the deep, focused stakeholder relationships throughout eye care Through OMNI and TearCare, substantial goodwill / credibility with ECPs that associates Sight Sciences with highly proprietary, “best-in-class” innovative treatments High-quality corporate infrastructure that has been built with specific lens on being able to scale with a high growth, diverse operating environment Lead the Glaucoma and Dry Eye Categories 1 2 3 4 5 Leverage Sight’s Proven Development Expertise and Commercial Infrastructure 32

Lead the Glaucoma and Dry Eye Disease Categories Portfolio will treat all severities of disease, ranging from mild to advanced Product suite will address the full continuum of care in tomorrow’s treatment paradigm + Portfolio will offer each of OTC, Sustained Rx, and Devices/Procedures Ability to treat patients in all appropriate care settings (home, in-office and operating room) Goal: global category leadership 33

Offer a Comprehensive Portfolio of Six Products GLAUCOMA PRODUCT DEVELOPMENT OVERVIEW 4. FDA-cleared canaloplasty followed by trabeculotomy 5. Canaloplasty alone IDE trial underway MILD TO MODERATE DISEASE In-office Injection of Sustained Release Pharmaceutical (Rx) 1 MILD TO MODERATE DISEASE OR Performed Canal-based Glaucoma Surgery (MIGS) 4&5 MODERATE TO ADVANCED DISEASE OR Performed Suprachoroidal Implant (MIGS) 6 MILD TO MODERATE DISEASE Implantable Canalicular Scaffold (MIGS) 2 MILD TO MODERATE DISEASE OR Performed Goniotomy Device (MIGS) 3 2022 Introduction 34 2022 Introduction (3rd Gen)

Over-the-counter Artificial Tear With A Differentiated Lipid Layer Technology Dry Eye Disease Prescription Pharmaceutical Eyelid Ointment Office-Based Eyelid Procedure Home-Based Eyelid Device Treatment 1 2 4 Offer a Comprehensive Portfolio of Four Products DRY EYE DISEASE PRODUCT DEVELOPMENT OVERVIEW 3 2023 Next Gen Release 35

26 Financial Overview ™

4Q21 & FY21 Highlights 4Q revenue $14.7M Surgical Glaucoma $13.9M Dry Eye $0.8M FY21 revenue $49.0M Surgical Glaucoma $46.5M Dry Eye $2.5M 4Q sequential revenue growth Surgical Glaucoma: 12% Dry Eye: 16% Total: 12% Completed IPO in July, raised $252.2M of net proceeds  Over $260M of cash on hand at 12/31/21 36 Strong Financial Profile Y/Y Growth Surgical Glaucoma 59% (43%) 33% 30% 33% 263% 58% 60% 196% 17% 79% Dry Eye - 38% 83% (43%) 25% 169% (15%) 179% - 57% 50% Total 70% (41%) 36% 25% 33% 258% 51% 63% 210% 18% 77% Revenue by Segment ($MM)